Exhibit 10.1

EXECUTION COPY

THIRD AMENDMENT

THIRD AMENDMENT, dated as of October 4, 2004 (the “Amendment”), to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 20, 2003 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U. S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U.S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers have requested that the Lenders agree to amend certain provisions of the Credit Agreement; and

WHEREAS, the Lenders are willing to amend such provisions on and subject to the terms and conditions herein;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties agree as follows:

SECTION 1.                                Amendment to Section 1.1 of the Credit Agreement.  (a)  Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Applicable Margin” in its entirety and substituting in lieu thereof:

““Applicable Margin”:  for each Type of Loan, the rate per annum set forth under the relevant column heading below:

	ABR Loans and C$Prime Loans	Eurodollar Loans and Bankers’ Acceptances
U.S. Revolving Loans and Canadian Loans	2.50%	3.50%
Term Loans	1.75%	2.75	%;

provided, that on and after each Adjustment Date to occur after the completion of two full fiscal quarters of NSP following the Closing Date, the Applicable Margin with respect to U.S. Revolving Loans, U.S. Swingline Loans and Canadian Loans will be determined pursuant to the Pricing Grid.”

SECTION 2.                                Amendment to Section 7.8 of the Credit Agreement.  Section 7.8 of the Credit Agreement is hereby amended by deleting clause (j) in its entirety and substituting in lieu thereof the following:

“(j) in addition to Investments otherwise expressly permitted by this Section, Permitted Acquisitions completed subsequent to the Closing Date for an aggregate purchase price (including cash, Capital Stock and promissory notes given as consideration therefor and Indebtedness assumed in connection therewith, but excluding investment banking, brokerage, legal, accounting and other similar fees paid in connection therewith and fees paid in connection with the financing thereof) not to exceed $100,000,000 for all such Permitted Acquisitions;”

SECTION 3.                                Subsequent Term Loan Repricing.  The parties to the Credit Agreement hereby agree that, notwithstanding clauses (a)(ii) and (B)(i) of Section 2.20 thereof, if, during the period beginning on the day after the effective date of this Amendment and ending on the first anniversary thereafter, NSP requests and obtains a decrease in the Applicable Margin with respect to any Term Loan (other than pursuant to a refinancing or an amendment and restatement of the Credit Agreement), (a) NSP shall pay to the Administrative Agent, in immediately available funds, for the account of each Term Loan Lender, a fee equal to 1% of the aggregate amount of such Lender’s Term Loans then outstanding and (b) the purchase price for any Term Loan payable by a replacement financial institution to a Term Loan Lender which has been replaced after having withheld its consent to such a decrease shall be 101% of par, plus all accrued, but unpaid, interest and fees and other amounts owing to the replaced Term Loan Lender on or prior to the date of replacement; provided that (x) the fee in the foregoing clause (a) shall be paid only to Term Loan Lenders which consent to such decrease and (y) the purchase price in the foregoing clause (b) shall apply only if such replacement occurs during the period beginning on the day after the effective date of this Amendment and ending on the first anniversary thereafter.  For the avoidance of doubt, this Section 3 shall not apply in the instance in which NSP obtains any additional Term Loan pursuant to Section 2.25 of the Credit Agreement having a lower Applicable Margin than that of any then existing Term Loan, but shall apply if NSP subsequently requests a reduction in such existing Term Loan as described herein.

SECTION 4.                                Representations and Warranties.  The Borrowers jointly and severally represent and warrant that the representations and warranties made by the Borrowers in Section 4 of the Credit Agreement, after giving effect to this Amendment and the transactions contemplated hereby, are true and correct in all material respects, except where such representations and warranties relate to an earlier date in which case such representations and warranties are true and correct in all material respects as of such earlier date.  The Borrowers jointly and severally represent and warrant that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

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SECTION 5.                                Effectiveness.  This Amendment shall be effective on and as of the date of this Amendment at such time that (a) it shall have been executed and delivered by the Required Lenders and each Term Lender and (b) the Acknowledgment and Consent attached hereto shall have been executed and delivered by each Guarantor.

SECTION 6.                                Continuing Effect of Credit Agreement.  This Amendment shall not constitute a waiver, amendment or modification of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrowers that would require a waiver or consent of the Lenders or the Administrative Agent.  Except as expressly amended or modified herein, the provisions of the Credit Agreement are and shall remain in full force and effect.

SECTION 7.                                Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  A set of the copies of this Amendment signed by all the parties shall be lodged with NSP and the Administrative Agent.

SECTION 8.                                Payment of Expenses.  The Borrowers agree, jointly and severally, to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of this Amendment and any other documents prepared in connection herewith, and the consummation and administration of the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

SECTION 9.                                GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Rest of page left intentionally blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first herein written.

NORCROSS SAFETY PRODUCTS L.L.C.

By:	/s/ David F. Myers, Jr.
	Name:	David F. Myers, Jr.
	Title:	Executive Vice President and Chief Financial Officer

NORTH SAFETY PRODUCTS INC.

By:	/s/ David F. Myers, Jr.
	Name:	David F. Myers, Jr.
	Title:	Executive Vice President and Chief Financial Officer

MORNING PRIDE MANUFACTURING L.L.C.

By:	/s/ David F. Myers, Jr.
	Name:	David F. Myers, Jr.
	Title:	Executive Vice President and Chief Financial Officer

NORTH SAFETY PRODUCTS LTD.

By:	/s/ David F. Myers, Jr.
	Name:	David F. Myers, Jr.
	Title:	Executive Vice President and Chief Financial Officer

FLEET NATIONAL BANK, as Administrative Agent and as a U.S. Lender

By:	/s/ Michael DiSandro
Name: Michael DiSandro
Title: Director

CANADIAN IMPERIAL BANK OF COMMERCE, solely as Syndication Agent

By:
Name:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION, as Documentation Agent and as a U.S. Lender

By:	/s/ Gerald Girardi
	Name:	Gerald Girardi
	Title:	Executive Director CIBC World Markets Corp., as Agent

CANADIAN IMPERIAL BANK OF COMMERCE, solely as Canadian Lender

By:	/s/ Gerald Girardi
	Name:	Gerald Girardi
	Title:	Executive Director CIBC World Markets Corp., as Agent

CIBC INC., as a U.S. Lender

By:	/s/ Gerald Girardi
	Name:	Gerald Girardi
	Title:	Executive Director CIBC World Markets Corp., as Agent

Signature page to the THIRD AMENDMENT dated as of September 30, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

Aeries Finance II Ltd.

By:	Patriarch Partners X, LLC
Its Managing Agent

By:	/s/ Lynn Tilton
Name: Lynn Tilton
Title: Manager

Signature page to the THIRD AMENDMENT dated as of September 30, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

AIM FLOATING RATE FUND
By:	INVESCO Senior Secured Management, Inc. As Sub-Adviser

By:	/s/ Gregory Stoeckle
Name: Gregory Stoeckle
Title: Authorized Signatory

Signature page to the THIRD AMENDMENT dated as of September 30, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

ANTARES CAPITAL CORPORATION

By:	/s/ Tyler W. Lindblad
Name:	Tyler W. Lindblad
Title:	Director

Signature page to the THIRD AMENDMENT dated as of September 30, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

ANTARES FUNDING, L.P.
By: JPMorgan Chase Bank, as trustee of the Antares Funding Trust created under the Trust Agreement dated as of November 30, 1999.

By:	/s/ Leslie Hundley
Name:	Leslie Hundley
Title:	AVP

Signature page to the THIRD AMENDMENT dated as of September 30, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

APEX (IDM) CDO I, LTD. ELC (CAYMAN) LTD.
[NAME OF LENDER]

By:	Babson Capital Managment LLC as Collateral Manager

By:	/s/ Glenn P Duffy
Name: GLENN P DUFFY, CFA
Title: Managing Director

Signature page to the THIRD AMENDMENT dated as of September 30, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

ARCHIMEDES FUNDING IV (CAYMAN), LTD.

BY:	ING Capital Advisors LLC as Collateral Manager

BY:	/s/ Robert D. Cohen
Name:	ROBERT D. COHEN
Title:	VICE PRESIDENT

Signature page to the THIRD AMENDMENT dated as of September 30, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

AVALON CAPITAL LTD. 2
By:	INVESCO Senior Secured Management, Inc.
As Portfolio Advisor

By:	/s/ Gregory Stoeckle
	Name:	Gregory Stoeckle
	Title:	Authorized Signatory

Signature page to the THIRD AMENDMENT dated as of September 30, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

BALANCED HIGH-YIELD FUND II, LTD.

By:	ING Capital Advisors LLC,
as Asset Manager

By:	/s/ [ILLEGIBLE]
Name:
Title:

Signature page to the THIRD AMENDMENT dated as of September 30, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

BRYN MAWR CLO, Ltd.
By: Deerfield Capital Management LLC as its
Collateral Manager

By:	/s/ Scott Morrison
Name: Scott Morrison
Title: Vice President

Signature page to the THIRD AMENDMENT dated as of September 30, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

Centurion CDO II, Ltd.
By: American Express Asset Management
Group, Inc. as Collateral Manager
[NAME OF LENDER]

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Supervisor - Fixed Income Support Team

Signature page to the THIRD AMENDMENT dated as of September 30, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

Centurion CDO VI, Ltd.
By: American Express Asset Management
Group as Collateral Manager
[NAME OF LENDER]

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Supervisor - Fixed Income Support Team

Signature page to the THIRD AMENDMENT dated as of September 30, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

CHARTER VIEW PORTFOLIO
By:	INVESCO Senior Secured Management, Inc.
As Investment Advisor

By:	/s/ Gregory Stoeckle
	Name:	Gregory Stoeckle
	Title:	Authorized Signatory

Signature page to the THIRD AMENDMENT dated as of September 30, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

CITICORP INSURANCE AND INVESTMENT TRUST
[NAME OF LENDER]

By:	Travelers Asset Management International Company LLC

By:	/s/ Allen R. Cantrell
	Name:	Allen R. Cantrell
	Title:	Investment Officer

Signature page to the THIRD AMENDMENT dated as of September 30, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

Citigroup Investments Corporate Loan Fund Inc.

By: Travelers Asset Management International Company LLC
[NAME OF LENDER]

By:	/s/ John P. O’Connell
	Name:	John P. O’Connell
	Title:	Vice President

Signature page to the THIRD AMENDMENT dated as of September 30, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

DIVERSIFIED CREDIT PORTFOLIO LTD.
By:	INVESCO Senior Secured Management, Inc. as Investment Adviser

By:	/s/ Gregory Stoeckle
	Name:	Gregory Stoeckle
	Title:	Authorized Signatory

Signature page to the THIRD AMENDMENT dated as of September 30, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

Dryden III Leveraged Loan CDO 2002,
By Prudential Investment Management Inc.,
As Collateral Manager

By:	/s/ Janet Crowe
Name:	Janet Crowe
Title:	Vice President

Signature page to the THIRD AMENDMENT dated as of September 30, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

ELC (CAYMAN) LTD. CDO SERIES 1999-I
ELC (CAYMAN) LTD 1999-III
[NAME OF LENDER]

By:	Babson Capital Management LLC
as Collateral Manager

By:	/s/ Glenn P Duffy
	Name:	GLENN P DUFFY, CFA
	Title:	Managing Director

Signature page to the THIRD AMENDMENT dated as of September 30, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

ELC (CAYMAN) LTD 2000-I
TRYON CLO LTD. 2000-I
[NAME OF LENDER]

By:	Babson Capital Management LLC as Collateral Manager

By:	/s/ Glenn P Duffy
	Name:	GLENN P DUFFY, CFA
	Title:	Managing Director

Signature page to the THIRD AMENDMENT dated as of September 30, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

ENDURANCE CLO I, LTD.

By:	ING Capital Advisors LLC,
as Portfolio Manager

By:	/s/ Robert D. Cohen
Name: Robert D. Cohen
Title: Vice President

Signature page to the THIRD AMENDMENT dated as of September 30, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

Flagship CCO II
[NAME OF LENDER]

By:	/s/ Mark S. Pelletier
	Name:	Mark S. Pelletier
	Title:	Director

Signature page to the THIRD AMENDMENT dated as of September 30, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

Flagship CCO 2001-I
[NAME OF LENDER]

By:	/s/ Mark S. Pelletier
	Name:	Mark S. Pelletier
	Title:	Director

Signature page to the THIRD AMENDMENT dated as of September 30, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

FOREST CREEK CLO, Ltd.
By: Deerfield Capital Management LLC as its
Collateral Manager

By:	/s/ Scott Morrison
Name: Scott Morrison
Title: Vice President

Signature page to the THIRD AMENDMENT dated as of September 30, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

Franklin CLO III, Limited FRANKLIN CLO IV, LIMITED
[NAME OF LENDER]

By:	/s/ David Ardini
Name: DAVID ARDINI
Title: VICE PRESIDENT

Signature page to the THIRD AMENDMENT dated as of September 30, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

FRANKLIN FLOATING RATE DAILY ACCESS FUND

Franklin Floating Rate Trust

Franklin Floating Rate Master Series
[NAME OF LENDER]

By:	/s/ Richard Hsu
Name: Richard Hsu
Title: Vice President

Signature page to the THIRD AMENDMENT dated as of September 30, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

GLENEAGLES TRADING LLC
[NAME OF LENDER]

By:	/s/ Meredith J. Koslick
	Name:	MEREDITH J. KOSLICK
	Title:	ASSISTANT VICE PRESIDENT

Signature page to the THIRD AMENDMENT dated as of September 30, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

GMAC COMMERCIAL FINANCE LLC
[NAME OF LENDER]

By:	/s/ Michael Williams
	Name:	MICHAEL WILLIAMS
	Title:	Vice President

Signature page to the THIRD AMENDMENT dated as of September 30, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

GoldenTree Loan Opportunities I, Ltd.
By: GoldenTree Asset Management, LP
[NAME OF LENDER]

By:	/s/ Frederick S. Haddad
Name: FREDERICK S. HADDAD
Title:

Signature page to the THIRD AMENDMENT dated as of September 30, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

GoldenTree Loan Opportunities II, Ltd.
By: GoldenTree Asset Management, LP
[NAME OF LENDER]

By:	/s/ Frederick S. Haddad
Name: FREDERICK S. HADDAD
Title:

Hewett’s Island CDO, Ltd.
By: Cypress Tree Investment Management Company, Inc.,
as Portfolio Manager,

By:	/s/ Jeffrey Megar

Name:	JEFFREY MEGAR
Title:	Director

Signature page to the THIRD AMENDMENT dated as of September 30, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

ING-ORYX CLO, LTD.

BY:	ING Capital Advisors LLC.
as Collateral Manager

BY:	/s/ Robert D. Cohen
Name:	ROBERT D. COHEN
Title:	VICE PRESIDENT

Signature page to the THIRD AMENDMENT dated as of September 30, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

ING PRIME RATE TRUST
By:	ING Investments Management, Co. as its investment manager

By:	/s/ Theodore M. Haag
Name: Theodore M. Haag
Title: Vice President

Signature page to the THIRD AMENDMENT dated as of September 30, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

INVESCO EUROPEAN CDO I S.A.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Gregory Stoeckle
	Name:	Gregory Stoeckle
	Title:	Authorized Signatory

Signature page to the THIRD AMENDMENT dated as of September 30, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

KZH CYPRESSTREE-1 LLC

By:	/s/ Joyce Fraser-Bryant
	Name:	JOYCE FRASER-BRYANT
	Title:	AUTHORIZED AGENT

Signature page to the THIRD AMENDMENT dated as of September 30, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

KZH STERLING LLC

By:	/s/ Joyce Fraser-Bryant
	Name:	JOYCE FRASER-BRYANT
	Title:	AUTHORIZED AGENT

Signature page to the THIRD AMENDMENT dated as of September 30, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

LOAN FUNDING IV, LLC
By: Highland Capital Management, L.P.
As Portfolio Manager
[NAME OF LENDER]

By:	/s/ Mark Okada
	Name:	Mark Okada
	Title:	Chief Investment Officer Highland Capital Management, L.P.

Signature page to the THIRD AMENDMENT dated as of September 30, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

LONG GROVE CLO, LIMITED
By: Deerfield Capital Management LLC as its
Collateral Manager

By:	/s/ Scott Morrison
Name: Scott Morrison
Title: Vice President

Signature page to the THIRD AMENDMENT dated as of September 30, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

MARINER CDO 2002, LTD.

By:	/s/ Tyler W. Lindblad
Name:	Tyler W. Lindblad
Title:	Vice President

Signature page to the THIRD AMENDMENT dated as of September 30, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

MERRILL LYNCH CAPITAL, a division of
Merrill Lynch Business Financial Services Inc.

By:	/s/ Julia F. Maslanka
Name:	Julia F. Maslanka
Title:	Vice President

Signature page to the THIRD AMENDMENT dated as of September 30, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

METROPOLITAN LIFE INSURANCE COMPANY
[NAME OF LENDER]

By:	/s/ James R. Dingler
	Name:	James R. Dingler
	Title:	Director

Signature page to the THIRD AMENDMENT dated as of September 30, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

ML CLO XII PILGRIM AMERICA
(CAYMAN) LTD,
By: ING Investments, LLC as its investment manager

By:	/s/ Theodore M. Haag
Name: Theodore M. Haag
Title: Vice President

Signature page to the THIRD AMENDMENT dated as of September 30, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

ML CLO XV PILGRIM AMERICA
(CAYMAN) LTD,
By: ING Investments, LLC as its investment manager

By:	/s/ Theodore M. Haag
Name: Theodore M. Haag
Title: Vice President

Signature page to the THIRD AMENDMENT dated as of September 30, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

Monument Capital Ltd., as Assignee
By: Alliance Capital Management L.P.,
as Investment Manager
By: Alliance Capital Management Corporation,
as General Partner

By:	/s/ Joel Serebransky
	Name:	Joel Serebransky
	Title:	Senior Vice President

Signature page to the THIRD AMENDMENT dated as of September 30, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

MUIRFIELD TRADING LLC
[NAME OF LENDER]

By:	/s/ Meredith J. Koslick
Name: MEREDITH J. KOSLICK
Title: ASSISTANT VICE PRESIDENT

Signature page to the THIRD AMENDMENT dated as of September 30, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

National City Bank

By:	/s/ Renee M. Bonnell
	Name:	Renee M. Bonnell
	Title:	Account Officer

Signature page to the THIRD AMENDMENT dated as of September 30, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

Oasis Collateralized High Income Portfolios-1, Ltd.

By:	Patriarch Partners XIII, LLC
Its Managing Agent

By:	/s/ Lynn Tikon
	Name:	Lynn Tikon
	Title:	Manager

Signature page to the THIRD AMENDMENT dated as of September 30, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

ROSEMONT CLO, Ltd.
By: Deerfield Capital Management LLC as its
Collateral Manager

By:	/s/ Scott Morrison
Name: Scott Morrison
Title: Vice President

Signature page to the THIRD AMENDMENT dated as of September 30, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

SARATOGA CLO I, LIMITED
By:	INVESCO Senior Secured Management, Inc.
As Asset Manager

By:	/s/ Gregory Stoeckle
	Name:	Gregory Stoeckle
	Title:	Authorized Signatory

Signature page to the THIRD AMENDMENT dated as of September 30, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

Sequils-Centurion V, Ltd.
By: American Express Asset Management
Group, Inc. as Collateral Manager
[NAME OF LENDER]

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Supervisor - Fixed Income Support Team

Signature page to the THIRD AMENDMENT dated as of September 30, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

SEQUILS-Cumberland I, Ltd.
By: Deerfield Capital Management LLC as its
Collateral Manager

By:	/s/ Scott Morrison
Name: Scott Morrison
Title: Vice President

Signature page to the THIRD AMENDMENT dated as of September 30, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

SEQUILS-LIBERTY, LTD.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

By:	/s/ Gregory Stoeckle
	Name:	Gregory Stoeckle
	Title:	Authorized Signatory

Signature page to the THIRD AMENDMENT dated as of September 30, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

SEQUILS - PILGRIM I, LTD
By: ING Investments, LLC as its investment manager

By:	/s/ Theodore M. Haag
Name: Theodore M. Haag
Title: Vice President

Signature page to the THIRD AMENDMENT dated as of September 30, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

SIGNATURE 5 L.P.
[NAME OF LENDER]

By:	/s/ Steven S. Lee
	Name:	Steven S. Lee
	Title:	Managing Director

Signature page to the THIRD AMENDMENT dated as of September 30, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

SIGNATURE 7 L.P.
[NAME OF LENDER]

By:	/s/ Steven S. Lee
	Name:	Steven S. Lee
	Title:	Managing Director

Signature page to the THIRD AMENDMENT dated as of September 30, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

Stanfield Carrera CLO, Ltd.
By: Stanfield Capital Partners LLC as its Asset Manager

By:	/s/ Christopher E. Jansen
	Name:	Christopher E. Jansen
	Title:	Managing Partner

Signature page to the THIRD AMENDMENT dated as of September 30, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

THE TRAVELERS INSURANCE COMPANY
[NAME OF LENDER]

By:	/s/ Allen R. Cantrell
	Name:	Allen R. Cantrell
	Title:	Investment Officer

Signature page to the THIRD AMENDMENT dated as of September 30, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

Venture II CDO, Limited

By its investment advisor MJX Asset Management LLC

/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Director

Signature page to the THIRD AMENDMENT dated as of September 30, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

Venture CDO 2002, Limited

By its investment advisor MJX Asset Management LLC

/s/ Kenneth Ostmann
Name:	Kenneth Ostmann
Title:	Director

Signature page to the THIRD AMENDMENT dated as of September 30, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

WACHOVIA BANK, NATIONAL ASSOCIATION
[NAME OF LENDER]

By:	/s/ Kenneth M. Gacevich
	Name:	Kenneth M. Gacevich
	Title:	Vice President

Signature page to the THIRD AMENDMENT dated as of September 30, 2004 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of March 20, 2003, as amended (as so amended, the “Credit Agreement”), among NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (“NSP”), NORTH SAFETY PRODUCTS INC., a Delaware corporation (“North Safety”), MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited liability company (“Morning Pride,” together with NSP and North Safety, the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Ontario (“North Safety Canada” and, together with the U.S. Borrowers, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “U. S. Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (the “Canadian Lender”), GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent (in such capacity, the “Documentation Agent”), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent (in such capacity, the “Syndication Agent”) and FLEET NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”).

Windsor Loan Funding, Limited By: Stanfield Capital Partners LLC as its Investment Manager

By:	/s/ Christopher E. Jansen
	Name:	Christopher E. Jansen
	Title:	Managing Partner

ACKNOWLEDGMENT AND CONSENT

Each of the undersigned as guarantors under the Second Amended and Restated Guarantee and Collateral Agreement, dated as of March 20, 2003 (as amended, supplemented or otherwise modified from time to time, the “Guarantee”), made by the undersigned in favor of the Administrative Agent, for the benefit of the Lenders, hereby (a) consents to the transactions contemplated by this Amendment, and (b) acknowledges and agrees that the guarantees (and grants of collateral security therefor) contained in such Guarantee are, and shall remain, in full force and effect after giving effect to this Amendment, and all prior modifications to the Credit Agreement and the Guarantee.

NSP HOLDING L.L.C.

By:	/s/ David F. Myers, Jr.
	Name:	David F. Myers, Jr.
	Title:	Executive Vice President and Chief Financial Officer

NORCROSS SAFETY PRODUCTS L.L.C.

By:	/s/ David F. Myers, Jr.
	Name:	David F. Myers, Jr.
	Title:	Executive Vice President and Chief Financial Officer

MORNING PRIDE MANUFACTURING L.L.C.

By:	/s/ David F. Myers, Jr.
	Name:	David F. Myers, Jr.
	Title:	Executive Vice President and Chief Financial Officer

NORTH SAFETY PRODUCTS INC.

By:	/s/ David F. Myers, Jr.
	Name:	David F. Myers, Jr.
	Title:	Executive Vice President and Chief Financial Officer

NORTH SAFETY MEXICO HOLDINGS LLC

By:	/s/ David F. Myers, Jr.
	Name:	David F. Myers, Jr.
	Title:	Executive Vice President and Chief Financial Officer